Exhibit 99.2

American Public Education, Inc. Fourth Quarter 2023 Results March 5, 2024 PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO

Forward Looking Statements Statements made in this presentation regarding American Public Education, Inc . or its subsidiaries (“APEI” or the “Company”) that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” “potentially,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth, registration, enrollments, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, and plans with respect to and future impacts of recent, current and future initiatives . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : failure to comply with regulatory and accrediting agency requirements, including the “ 90 / 10 ” Rule”, or to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure, APEI’s dependence on the effectiveness of its ability to attract students who persist in its institutions’ programs, changing market demands, declines in enrollments at the Company’s institutions ; the enactment of legislation that adversely impacts the Company or its subsidiaries, the inability to effectively market the Company’s programs or expand into new markets, the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students, the loss or disruption of the Company’s ability to receive funds under tuition assistance programs or the reduction, elimination, or suspension of tuition assistance, adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed, the inability to adjust to future market demands by updating existing programs and developing new programs, the loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid, economic and market conditions and changes in interest rates, difficulties involving acquisitions, APEI’s indebtedness and preferred stock, dependence on and the need to continue to invest in the Company’s technology infrastructure, including with respect to third - party vendors, inability to recognize the anticipated benefits of the Company’s cost savings efforts, the Company’s ability to manage and limit its exposure to its bad debt, and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10 - K and quarterly report on Form 10 - Q and in the Company’s other SEC filings . You should not place any undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

4Q23 & APEI Executive Summary

apei AMERICAN PUBLIC EDUCATION, INC.

Key Take-Aways

- APEI Revenue: $152.8 million – exceeding high end of fourth quarter guidance and second consecutive quarter of year-over-year growth
- Net income available to common stockholders: $11.5 million and net income per diluted common share of $0.64 vs. high end guidance of $2.7 million and $0.15, respectively
  - Includes a $1.8 million loss (net of tax) on assets held for sale
  - Excluding non-cash loss on assets held for sale, net income available to common stockholders of $13.3 million and net income per diluted common share of $0.74, both above guidance ranges
- APEI Adjusted EBITDA: $25.7 million – exceeds high end of guidance of $16.9 million
  - Continued revenue growth at APUS, HCN
  - Full quarter benefit of cost initiatives taken in 3Q23
  - Underspending of marketing at APUS
- Positive enrollment trends: APUS, HCN, and RU Online
- Continued NCLEX-RN improvements at both RU and HCN
  - 26 of 29 pre-licensure nursing programs at Rasmussen were above the thresholds in 4Q23
  - All Hondros PN and RN programs exceeded the thresholds in 4Q23

1) *Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) is a non-GAAP financial measure. Refer to appendix for GAAP to non-GAAP reconciliation.*

1Q24 Guidance Summary

($ in millions)	1Q 2024		
Revenue	$151.0	to	$153.0
Net income avail. to common stockholders	($4.4)	to	($3.0)
Adjusted EBITDA[(1)]	$8.0	to	$10.0

FY24 Guidance Summary

($ in millions)	Full Year 2024		
Revenue	$610.0	to	$620.0
Net income avail. to common stockholders	$4.2	to	$11.2
Adjusted EBITDA[(1)]	$55.0	to	$65.0
Capital Expenditures	$17.0	to	$20.0

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Education Unit Updates

APUS Summary 5 *Note: 1Q24 reflects mid - point of registration guidance Guidance Period Mid - point □ Net course registrations grew +4.1% in 4Q23 vs. 4Q22 □ Continued enrollment growth driven by military (+5%) and veteran students (+12.8%), partially offset by decreases in non - militar y ( - 15%) □ Continued margin expansion due to higher enrollments, tuition and fee increases earlier in 2023, cost containment and lower adve rtising spending in 4Q23 □ 1Q24 registration guidance of +1% to +3% (97,000 to 99,000 registrations) Guidance Period Mid - point

Hondros Summary 6 □ 16 consecutive quarters of yr / yr enrollment growth □ Strong growth and contribution from new campuses in Detroit and Indianapolis □ 1Q24 enrollment guidance is approximately 3,300 (+22% vs. 1Q23) □ Positive 4Q23 EBITDA of $1.1MM driven by strong enrollment, modest tuition increase earlier in 2023 and stabilization of costs □ Expenses related to campus start - up costs and two campus relocations overshadow improvement in profitability □ Hondros NCLEX - RN score exceeded threshold in 4Q23

Rasmussen Summary 7 □ Continued strong growth in BSN enrollments and other on - ground healthcare programs offset by continued declines in ADN program □ Voluntarily closing the Bloomington, MN ADN/RN program – minimal impact on enrollments and revenue □ NCLEX scores continue to improve sequentially □ 26 of 29 programs* (90%) met the applicable state benchmark in 4Q23 □ Full quarter of cost savings helped produce positive EBITDA in 4Q23 □ Overall enrollment growth continues to improve □ Online growth offset by negative ADN enrollments *Note: For all states, except Wisconsin, which hasn’t officially reported, but where we expect our four programs to pass

Financial Results

($ in millions) 4Q22 4Q23 % Change ($ in millions) FY22 FY23 % Change $73.4 $79.4 8% $285.1 $303.3 6% $60.7 $52.6 -13% $253.3 $214.1 -15% $12.6 $15.8 25% $47.1 $56.9 21% $5.7 $5.1 -11% $20.9 $26.2 26% $152.4 $152.8 0% $606.3 $600.5 -1% Revenue Summary by Education Unit 1 Graduate School USA includes nominal amount of corporate revenue eliminations 9 APEI Revenue » Strong quarterly and annual growth at APUS driven by registration increases and select tuition increases » RU revenue declined due primarily to lower ADN nursing enrollments » Record enrollments and modest price increases drove record quarterly and annual revenue at HCN » Strong annual revenue growth at Graduate School impacted by government spending uncertainty in 4Q23 1 1

Education Unit Operating Income and Margin Profile

Operating Income ($ in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
APUS	$ 13.2	$ 13.6	$ 12.5	$ 19.1	$ 17.1	$ 18.9	$ 21.9	$ 26.5
Margin	*18%*	*19%*	*18%*	*26%*	*23%*	*26%*	*29%*	*33%*
Rasmussen [1]	$ 0.9	$ (146.6)	$ (7.9)	$ (13.0)	$ (12.9)	$ (77.3)	$ (10.6)	$ (2.9)
Margin	*1%*	*-229%*	*-13%*	*-21%*	*-22%*	*-149%*	*-20%*	*-5%*
Hondros	$ (1.0)	$ (0.6)	$ (1.4)	$ (1.0)	$ (1.3)	$ (0.2)	$ (0.6)	$ 0.8
Margin	*-9%*	*-5%*	*-12%*	*-8%*	*-10%*	*-2%*	*-5%*	*5%*
Graduate School [2]	$ (1.6)	$ (1.7)	$ 1.6	$ (0.0)	$ (1.4)	$ 0.7	$ 1.4	$ (1.3)
Margin	*-50%*	*-39%*	*20%*	*0%*	*-27%*	*9%*	*16%*	*-24%*
Corporate [2]	$ (6.3)	$ (6.0)	$ (5.9)	$ (5.4)	$ (6.9)	$ (7.4)	$ (5.8)	$ (7.2)
Consolidated Operating Income	**$ 5.2**	**$ (141.3)**	**$ (1.0)**	**$ (0.3)**	**$ (5.4)**	**$ (65.3)**	**$ 6.4**	**$ 15.9**
(+) Impairments & Other	$ -	$ 144.9	$ -	$ 5.9	$ 2.4	$ 64.0	$ -	$ -
Consolidated Adj. Operating Income	**$ 5.2**	**$ 3.6**	**$ (1.0)**	**$ 5.7**	**$ (3.0)**	**$ (1.3)**	**$ 6.4**	**$ 15.9**
Margin	*3%*	*2%*	*-1%*	*4%*	*-2%*	*-1%*	*4%*	*10%*

Notes:
See note 16 to the financial statements included in the 2023 10-K. Reflects income (loss) from operations before interest, income taxes, and gain (loss) from acquisitions.
[1] Rasmussen includes a non-cash impairment of $144.9M in 2Q22, $2.0M in 4Q22, and $64M in 2Q23; also includes $3.9M and $2.4M for Collegis transition services expense in 4Q22 and 1Q23, respectively.
[2] Graduate School and Corporate combined comprise the Corporate & Other segment.

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Education Unit EBITDA and Margin Profile

Segment Summary ($ in millions)			1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
American Public University System	APUS	Revenue	$73.1	$69.9	$68.7	$73.4	$74.0	$73.6	$76.4	$ 79.4
		EBITDA	$14.9	$15.2	$14.1	$20.6	$18.5	$20.2	$23.3	$ 27.7
		Margin	*20%*	*22%*	*21%*	*28%*	*25%*	*28%*	*30%*	*35%*
Rasmussen University	RU	Revenue	$67.1	$63.9	$61.5	$60.7	$57.5	$52.0	$52.1	$ 52.6
		EBITDA[1]	$7.0	$4.5	($1.9)	($1.1)	($4.5)	($7.1)	($5.3)	$ 0.4
		Margin	*10%*	*7%*	*-3%*	*-2%*	*-8%*	*-14%*	*-10%*	*1%*
Hondros College of Nursing	HCN	Revenue	$11.5	$11.5	$11.4	$12.6	$13.1	$14.3	$13.7	$ 15.8
		EBITDA	($0.8)	($0.4)	($1.1)	($0.7)	($1.0)	$0.1	($0.3)	$ 1.1
		Margin	*-7%*	*-3%*	*-10%*	*-6%*	*-8%*	*1%*	*-2%*	*7%*
Graduate School USA	GSUSA	Revenue	$3.0	$4.3	$7.8	$5.7	$5.1	$7.4	$8.6	$ 5.1
		EBITDA[2]	($1.4)	($1.6)	$1.8	$0.1	($1.3)	$0.8	$1.6	$ (1.1)
		Margin	*-48%*	*-37%*	*22%*	*2%*	*-25%*	*11%*	*18%*	*-22%*
		Corporate[2]	$ (6.3)	$ (6.0)	$ (5.9)	$ (5.4)	$ (6.9)	$ (7.4)	$ (5.7)	$ (7.1)
apei American Public Education, Inc.	APEI	Consolidated Revenue	$154.7	$149.6	$149.5	$152.4	$149.7	$147.2	$150.8	$ 152.8
		Consolidated EBITDA	$13.3	$11.8	$7.0	$13.6	$4.8	$6.7	$13.4	$ 21.0
		(+) Adjustments	$ 4.1	$ 2.8	$ 2.5	$ 1.9	$ 2.2	$ 2.1	$ 4.7	$ 4.7
		Consolidated Adj. EBITDA	**$ 17.4**	**$ 14.6**	**$ 9.5**	**$ 15.4**	**$ 7.0**	**$ 8.8**	**$ 18.1**	**$ 25.7**
		Margin	*11%*	*10%*	*6%*	*10%*	*5%*	*6%*	*12%*	*17%*

apei AMERICAN PUBLIC EDUCATION, INC.

American Public University System

Continued margin growth to 35% in 4Q23 driven by higher enrollments, select price increases, and lower marketing spend

RASMUSSEN UNIVERSITY

4Q23 Positive EBITDA driven by slowing enrollment declines and impact of aligning cost structure with lower revenue base

HONDROS COLLEGE OF NURSING

Positive EBITDA in 4Q23 due to higher enrollments and revenue, driving 7% margin in 4Q23

Graduate School USA

Lower 4Q23 revenue and EBITDA driven by impact of US Gov't.'s continuing resolution

Note: See note 16 to the financial statements included in the 2023 10-K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization. Please refer to slide 17 and appendix for GAAP to non-GAAP reconciliation.

[1] Rasmussen excludes a non-cash impairment of $144.9M in 2Q22, $2.0M in 4Q22, and $64M in 2Q23. Also excludes $3.9M and $2.4M for Collegis transition services expense in 4Q22 and 1Q23, respectively.

[2] Graduate School and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2023 10-K disclosure.

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Capitalization & Liquidity 12 (1) Includes effective interest rate, net of hedge, for Term Loan and represents the annualized 4Q23 amount for Preferred Equity ($ in millions) 12/31/2022 12/31/2023 Cash 129$ 144$ (-) Restricted cash (27) (28) Unrestricted cash 103$ 117$ Term Loan (principal) 99$ 99$ Revolver, drawn - - Total Debt 99$ 99$ Unrestricted Cash (net of debt) 3$ 18$ Preferred equity 40$ 40$

These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. (1) APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. (2) HCN and Rasmussen student enrollment represents the total number of students enrolled in a course after the date by which stu den ts may drop a course without financial penalty. (3) Please refer to Appendix for GAAP to Non - GAAP reconciliation APEI’s 1Q24 Outlook 13

Record Nursing Enrollment Hondros , 1Q2024 Recent Achievements 2024 Institution of the Year AMU Recognized by Council of College and Military Educators (CCME) Top 10 Best Online Schools APUS Ranked by DZNet Top 11% on ROI APUS Ranked by Georgetown University Center on Education and Workforce National Center of Academic Excellence in Cyber Defense APUS Designated by NSA 12 New Corporate Relationships at APUS in 2023 96% of respondents say APUS met their expectations in after - program survey 90% (26 of 29 Programs) of on - ground pre - licensure nursing programs met/exceeded state NCLEX exam threshold Rasmussen, 4Q2023 Accreditations include, but are not limited to the following: Expanded Student Services APUS recently added career coaching, AI - driven resume and mental health services 100% (All PN/RN Programs) exceeded state NCLEX thresholds Hondros, 4Q23

Thank You

Rasmussen Enrollment – New Reporting Presentation 16 □ Changing our external reporting of Rasmussen enrollment beginning with 1Q24 to On - Ground and Online enrollments □ This change aligns external reporting to how Rasmussen manages the business internally. □ Primary shifts include moving graduate nursing programs (MSN, FNP and DNP) to the online sub - segment and residential healthcare programs (Surgical Technician, Medical Technician, Medical Assisting) to the On - Ground Healthcare sub - segment New Presentation 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 On Ground Healthcare 9,100 8,800 8,200 8,100 7,100 6,800 6,400 6,500 On-line 7,100 7,100 6,800 7,500 7,200 7,100 7,100 7,600 16,200 15,900 15,000 15,600 14,300 13,900 13,500 14,100 Historical Presentation 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Nursing 8,400 8,200 7,700 7,600 6,800 6,400 5,700 5,700 Non-Nursing 7,800 7,700 7,300 8,000 7,500 7,500 7,700 8,400 Total Enrollment 16,200 15,900 15,000 15,600 14,300 13,900 13,500 14,100

Education Unit Overview – Operating Income to EBITDA Reconciliation

	($ in millions)	1Q22	2Q22	3Q22	4Q22	Full Year 2022	1Q23	2Q23	3Q23	4Q23	Full Year 2023
AMU American Public University System APU	Revenue	73.1	69.9	68.7	73.4	285.1	74.0	73.6	76.4	79.4	303.3
	Operating Income[1]	13.2	13.6	12.5	19.1	58.5	17.1	18.9	21.9	26.5	84.4
	(+) D&A	1.7	1.6	1.6	1.5	6.4	1.4	1.3	1.3	1.3	5.3
	EBITDA	14.9	15.2	14.1	20.6	64.8	18.5	20.2	23.3	27.7	89.7
	EBITDA Margin	*20.4%*	*21.8%*	*20.5%*	*28.1%*	*22.7%*	*25.0%*	*27.5%*	*30.4%*	*35.0%*	*29.6%*
RASMUSSEN UNIVERSITY	Revenue	67.1	63.9	61.5	60.7	253.3	57.5	52.0	52.1	52.6	214.1
	Operating Income[1]	0.9	(146.6)	(7.9)	(13.0)	(166.6)	(12.9)	(77.3)	(10.6)	(2.9)	(103.6)
	(+) D&A	6.1	6.2	6.0	6.0	24.2	5.9	6.2	5.2	3.3	20.6
	(+) Impairment / Other	-	144.9	-	5.9	150.8	2.4	64.0	-	-	66.4
	EBITDA	7.0	4.5	(1.9)	(1.1)	8.5	(4.5)	(7.1)	(5.3)	0.4	(16.5)
	EBITDA Margin	*10.4%*	*7.1%*	*-3.1%*	*-1.8%*	*3.4%*	*-7.9%*	*-13.6%*	*-10.3%*	*0.8%*	*-7.7%*
HONDROS COLLEGE OF NURSING	Revenue	11.5	11.5	11.4	12.6	47.1	13.1	14.3	13.7	15.8	56.9
	Operating Income[1]	(1.0)	(0.6)	(1.4)	(1.0)	(4.0)	(1.3)	(0.2)	(0.6)	0.8	(1.4)
	(+) D&A	0.2	0.2	0.2	0.3	1.0	0.3	0.3	0.3	0.3	1.3
	EBITDA	(0.8)	(0.4)	(1.1)	(0.7)	(3.1)	(1.0)	0.1	(0.3)	1.1	(0.1)
	EBITDA Margin	*-6.7%*	*-3.3%*	*-10.0%*	*-5.8%*	*-6.5%*	*-7.7%*	*0.6%*	*-2.4%*	*7.0%*	*-0.3%*
Corporate + Graduate School USA	Revenue	3.0	4.3	7.8	5.7	20.9	5.1	7.4	8.6	5.1	26.2
	Operating Income[1]	(7.9)	(7.7)	(4.3)	(5.4)	(25.2)	(8.3)	(6.7)	(4.3)	(8.4)	(27.8)
	(+) D&A	0.1	0.2	0.1	0.1	0.6	0.1	0.1	0.2	0.2	0.7
	EBITDA	(7.7)	(7.6)	(4.1)	(5.2)	(24.6)	(8.1)	(6.6)	(4.2)	(8.2)	(27.1)
apei AMERICAN PUBLIC EDUCATION, INC.	Revenue	154.7	149.6	149.5	152.4	606.3	149.7	147.2	150.8	152.8	600.5
	Operating Income[1]	5.2	(141.3)	(1.0)	(0.3)	(137.3)	(5.4)	(65.3)	6.4	15.9	(48.3)
	(+) D&A	8.1	8.1	8.0	7.9	32.1	7.8	8.0	7.0	5.1	27.8
	(+) Impairment / Other	-	144.9	-	5.9	150.8	2.4	64.0	-	-	66.4
	EBITDA	13.3	11.8	7.0	13.6	45.6	4.8	6.7	13.4	21.0	45.9
	EBITDA Margin	*8.6%*	*7.9%*	*4.7%*	*8.9%*	*7.5%*	*3.2%*	*4.5%*	*8.9%*	*13.8%*	*7.6%*
	(+) Adjustments	4.1	2.8	2.5	1.9	11.1	2.2	2.1	4.7	4.7	13.7
	Adjusted EBITDA	17.4	14.5	9.5	15.4	56.7	7.0	8.8	18.1	25.7	59.6
	Adjusted EBITDA Margin	*11.2%*	*9.7%*	*6.3%*	*10.1%*	*9.4%*	*4.7%*	*6.0%*	*12.0%*	*16.8%*	*9.9%*

(1) See note 16 to the financial statements in the 2023 10-K. Reflects income (loss) from operations before interest, income taxes, and gain / (loss) from acquisition.

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4Q23 Enrollment and Registration Summary 18 4Q 2023 4Q 2022 % Change APUS Registrations 90,700 87,200 4% Total Rasmussen Enrollment 14,100 15,600 -10% Rasmussen Nursing Enrollment 5,700 7,600 -25% Rasmussen Non-Nursing Enrollment 8,400 8,000 5% HCN Enrollment 3,100 2,600 19%

American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Non - GAAP Disclosures 19 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)         Net loss available to common stockholders $ 11,475 $ (6,583) $ (53,294) $ (115,041) Preferred stock dividends 1,539 48 6,008 48 Net loss $ 13,014 $ (6,535) $ (47,286) $ (114,993) Income tax expense (benefit) 2,124 (1,124) (10,715) (36,276) Interest expense 791 7,389 4,459 17,728 Equity investment loss, net of tax 3 8 5,236 21 Depreciation and amortization 5,081 7,878 27,816 32,127 EBITDA 21,013 7,616 (20,490) (101,393) Impairment of goodwill and intangible assets - 2,000 64,000 146,900 Adjustment to gain on acquisition - 0 - - (3,828) Stock Compensation 1,715 1,306 7,740 8,009 (Gain) loss on disposals of long-lived assets 537 214 554 1,176 Loss on assets held for sale 2,425 - 2,425 - M&A - related professional - 328 - 1,930 Transition services cost - 3,936 2,403 3,936 Severance expense - - 2,959 - Adjusted EBITDA $ 25,690 $ 15,400 $ 59,591 $ 56,730 Twelve Months Ended December 31, 2023 2022 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ended December 31, 2023 and 2022: Three Months Ended December 31, 2023 2022

American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Non - GAAP Disclosures (continued) 20 GAAP Outlook Net Income to Outlook Adjusted EBITDA: The following table sets forth the reconciliation of the Company’s outlook GAAP net income to the calculation of outlook adjusted EBITDA for the three months ending March 31, 2024 and twelve months ending December 31, 2024: Three Months Ending Twelve Months Ending March 31, 2024 December 31, 2024 (in thousands, except per share data) Low High Low High Net income/(loss) available to common stockholders $ (4,353) $ (2,953) $ 4,150 $ 11,150 Preferred dividends 1,500 1,500 6,000 6,000 Net Income/(Loss) (2,853) (1,453) 10,150 17,150 Income tax expense/(benefit) (1,223) (623) 4,350 7,350 Interest expense 2,075 2,075 7,700 7,700 Depreciation and amortization 5,200 5,200 20,300 20,300 EBITDA 3,200 5,200 42,500 52,500 Stock compensation 2,000 2,000 7,400 7,400 Other - Dallas lease buyout 2,200 2,200 2,200 2,200 Transition services cost 600 600 2,900 2,900 Adjusted EBITDA $ 8,000 $ 10,000 $ 55,000 $ 65,000